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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __ )

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Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement                                            [    ] Confidential, For Use of the Commission
[   ]   Definitive Proxy Statement                                                    Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                  Pennsylvania Physician Healthcare Plan, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.
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         (2) Aggregate number of securities to which transaction applies:



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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


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1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                          Pennsylvania Physicians Care


                                                      Gary C. Brown, M.D., MBA
                                                      Chairman of the Board


                                   Memorandum

To:               Shareholders

Re:               URGENT REQUEST

Date:             February 11, 1999

This memo is being sent to you because we either still have not received your ballot concerning the amendment to the bylaws or you abstained or voted no. Every vote is needed. This question requires a 90% affirmative response of all shareholders. 22% of shareholders have still not voted.

As of today, over 93% of your fellow physicians who have returned their ballots have voted yes. This includes many that have changed their vote to yes from a previous negative or abstention vote. We urgently need you to respond and vote in favor of the amendment to the Bylaws.

Richard Felice, our President & CEO, and I have spoken to many physicians over the last few weeks concerning the lowering of the 90% rule. One consistent question is, "Why the change in philosophy?" When we first set up this organization, each physician was entitled to a single vote regardless of the number of shares they held. Under the recent recapitalization, votes are now one per share. It is now theoretically possible for a single shareholder or a small group to gain 10% of the votes. This would effectively allow this person or group to control the destiny of the company in any issue concerning the ownership structure.

The proposal lowers the threshold vote to approve a major corporate restructuring to two-thirds (2/3) of all outstanding shares - still a formidable requirement. Any such proposal would have to be favored by a large majority of shareholders to be adopted, yet the will of this large majority could not then be frustrated by a small minority. We chose 2/3 because it is a high number but still attainable. Virtually no public company ever gets a 90% response to anything.

If we truly want to control our destiny in the future, we need to have a voting structure that does not put an inordinate amount of power in the hands of so few. The success of our company depends on our working together.
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I have also been asked, "Are we planning to sell the company?" The answer is a resounding no. Change of ownership can include many scenarios. If we wanted to buy or merge with another organization, there is often a third company formed and the interests of the two organizations are merged into the new entity. Even if we have the controlling interest, this would trigger the need for a 90% vote. As you can see by the difficulty that we are having getting busy physicians to return their ballots, this is not an easy task. You can imagine how much more difficult it will be to get responses if we sell additional shares. We need this bylaw change to have critical flexibility in a rapidly changing health care environment.

I would once again remind you that this company was formed to give physicians a voice in health care. If you do not vote, you have no voice. We have come much further than many thought possible. As we begin this year, we have passed our membership goals and now provide care for almost 14,000 members. We are also busy at work on expansion plans.

We must position ourselves for success. Please join the overwhelming majority of your peers who have already mailed in their ballots with an affirmative vote. The board feels that this question is critical to our future. We will continue this effort until we reach our goal. Please take the time to respond.

If you have any questions or would like to discuss this effort, please call Richard Felice at his direct line, 717-565-7400. Together our company can make a difference. As Benjamin Franklin said, "if we do not hang together, most assuredly we will all hang separately."

           Please Execute and mail your enclosed proxy card promptly.

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                                     PROXY
                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

            This Proxy is Being Solicited by the Board of Directors
                    in connection with a Special Meeting of
            Class A Shareholders held February 3, 1999, as adjourned

     The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A shareholders of Pennsylvania Physician Healthcare Plan, Inc., as adjourned from February 3, 1999, to be held at 651 East Park Drive, Harrisburg, Pennsylvania at a date to be determined and of which you will receive notice, or any adjournment or postponement thereof, all as more fully described in the Proxy Statement, receipt of which is hereby acknowledged.

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
1. Approval of Amendments to Sections 3.5 and 10.1 of the Bylaws:

/ / For adoption of the Amendments to   / / Withhold authority to vote for adoption       / / Abstain
    the Bylaws                              of the Amendments to the Bylaws

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                                                         (Please see other side)



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The undersigned approves all that the Proxies or their substitutes shall do by virtue hereof.

     This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR Adoption of the Amendment of the Bylaws.

     The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.




                                          Dated: _________________________, 199_


                                          ______________________________________
                                                Signature of Shareholder


                                          ______________________________________
                                                Signature of Shareholder

                                          (Please sign exactly as your name
                                          appears hereon. Executors,
                                          administrators or trustees should so
                                          indicate when signing. If Shares are
                                          held by more than one person, all must
                                          sign.)



                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY